                           FIRST AMENDMENT AGREEMENT


         This First Amendment Agreement dated as of January 31, 2001 (this "Amendment") is among Newfield Exploration Company, a Delaware corporation ("Company"), the lenders parties hereto ("Banks") and The Chase Manhattan Bank, as Agent ("Agent"). In consideration of the mutual covenants contained herein, the Company, the Agent and the Banks agree as set forth herein.

         1. Amendments to the Agreement. The Credit Agreement dated as of January 23, 2001 among the Company, the Banks and the Agent ("Agreement") is hereby amended as follows:

                  1.1 Section 1.01. Section 1.01 of the Agreement is hereby amended to read as follows:

                  1.01 Terms Defined Above. As used in the Agreement, (i) the terms "Agent" and "Company" shall have the meanings indicated above and (ii) each of the parties listed on the signature pages of the Amendment after the heading "BANKS:" therein, each other lender that becomes a party hereto as provided in Section 12.06, Section 2.03(d) or Section 5.06 and their successors and assigns shall individually be a "Bank", and all such parties, such other lenders and their successors and assigns shall collectively be the "Banks".

                  1.2 Section 1.02. The definition of "Aggregate Maximum Credit Amount" is hereby amended to read as follows:

                  "Aggregate Maximum Credit Amounts" at any time shall equal $425,000,000, as the same may be reduced pursuant to Section 2.03(b) or increased pursuant to Section 2.03(d).

Section 1.02 of the Agreement is hereby further amended by adding the following new definitions:

                  "Amendment" shall mean the Amendment Agreement dated as of January 31, 2001, among the Company, various Banks and the Agent pertaining to this Agreement.

                  "Second Closing Date" shall mean January 31, 2001.

                  1.3 Section 2.06. The first sentence of Section 2.06 of the Agreement is hereby amended to read as follows:

                  2.06 Notes. The Loans made by each Bank shall be evidenced by a single promissory note of the Company in substantially the form of Exhibit A hereto, dated (i) the Second Closing Date, (ii) the effective date of an Assignment pursuant to Section 12.06(b) or (iii) the effective date of an increase of the Aggregate Maximum Credit Amounts, payable to the order of such Bank in a principal amount equal to its Maximum Credit Amount as in effect and otherwise duly completed.

                  1.4 Signature Pages. The signature pages attached hereto as Exhibit A shall be inserted after Signature Page - 8 and before Annex I to the Agreement.

                  1.5 Annex I. Annex I to the Agreement is hereby replaced with Annex I to this Amendment.

         2. Miscellaneous.

                  2.1 Amendments, Etc. No amendment or waiver of any provision of this Amendment, nor consent to any departure by the Company therefrom, shall in any event be effective unless effected in accordance with Section 12.04 of the Agreement.

                  2.2 Governing Law. This Amendment and the Agreement as amended hereby shall be governed by and construed in accordance with the laws of the State of New York.

                  2.3 Preservation. Except as specifically modified by the terms of this Amendment, all of the terms, provisions, covenants, warranties and agreements contained in the Agreement (including, without limitation, exhibits thereto) or any of the other documents executed in connection with the Agreement remain in full force and effect. Terms used herein which are not defined herein and are defined in the Agreement, as amended hereby, are used herein as defined in the Agreement, as amended hereby.

                  2.4 Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  2.5 Bank Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to agree to the various matters set forth herein. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement as amended hereby.

                  2.7 Representations. The Company hereby represents and warrants to the Agent and the Banks that the representations and warranties contained in Section 7 of the Agreement, as amended hereby, are true and correct on and as of the date hereof, unless such representation or warranty was expressly limited to an earlier date (which representation or warranty remains true as to such earlier date) or except as such representations and warranties are modified to give effect to transactions expressly permitted by the Agreement, as amended hereby, or in the case of Section 7.15 of the Agreement, changes of which the Agent has been notified..

                  2.8 Authority, etc. The Company hereby represents and warrants to the Agent and the Banks that (i) this Amendment and the Notes, in substantially the form of Exhibit A to the Agreement, payable to the order of the respective Banks and duly executed by the Company ("New Notes") have been duly executed and delivered by the Company, (ii) the execution, delivery and performance of this Amendment and the New Notes and the performance of, and consummation of the transactions contemplated by, the Agreement, as amended hereby, are within the power of the Company, have been duly authorized by all necessary corporate action, do not contravene (A) the charter or by-laws of the Company, (B) any applicable rule, regulation, order, writ, injunction or decree, or (C) law or any material contractual restriction binding on or affecting the Company, and will not result in or require the creation or imposition of any Lien prohibited by the Agreement, (iii) this Amendment, the New Notes and the Agreement, as amended hereby, constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium or similar law affecting creditors' rights generally, and (iv) no authorization, consent, license or approval of, or other action by, and no notice to or filing with, any governmental authority, regulatory body or other Person is required for the due execution, delivery and performance of this Amendment and the New Notes or the performance of the Agreement, as amended hereby, or for the consummation of the transactions contemplated thereby.

                  2.9 Default. Without limiting any other event which may constitute an Event of Default, in the event any representation or warranty set forth herein shall be untrue in any material respect when made, such event shall constitute an "Event of Default" under the Agreement, as amended hereby.

                  2.10 Effectiveness. This Amendment shall become effective, as of the date first above written, when it shall have been executed by the Company, the Agent and the Banks.

                  2.11 Loans. On January 31, 2001, the Company will repay all outstanding Loans and borrow new Loans in the aggregate principal amount of $275,000,000.00 ratably from the Banks, which Loans shall be Eurodollar Loans with an Interest Period commencing on January 31, 2001 and expiring on February 14, 2001.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        COMPANY:

                                        NEWFIELD EXPLORATION COMPANY



                                        By:    /s/ TERRY W. RATHERT
                                            ------------------------------------
                                        Name:    Terry W. Rathert
                                              ----------------------------------
                                        Title:   Chief Financial Officer
                                               ---------------------------------


                                        AGENT:

                                        THE CHASE MANHATTAN BANK, as Agent

                                        By:   /s/ RUSSELL A. JOHNSON
                                            ------------------------------------
                                        Name:   Russell A. Johnson
                                              ----------------------------------
                                        Title:  Vice President
                                               ---------------------------------

                                        BANKS:

                                        THE CHASE MANHATTAN BANK


                                        By:  /s/ RUSSELL A. JOHNSON
                                            ------------------------------------
                                              Authorized Officer


                                        BANK OF AMERICA, NATIONAL ASSOCIATION


                                        By:  /s/ RONALD E. MCKAIG
                                            ------------------------------------
                                              Authorized Officer


                                        BANK OF MONTREAL


                                        By:  /s/ MELISSA A BAUMAN
                                            ------------------------------------
                                              Authorized Officer


                                        FLEET NATIONAL BANK


                                        By:  /s/  STEPHEN J. HOFFMAN
                                            ------------------------------------
                                              Authorized Officer


                                        FIRST UNION NATIONAL BANK


                                        By:  /s/ ROBERT R. WETTEROFF
                                            ------------------------------------
                                              Authorized Officer


                                        BANK ONE, NA


                                        By:  /s/ CHRISTINE M. MACAN
                                            ------------------------------------
                                              Authorized Officer

                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By:  /s/ PHILLIPPE SOUSTRA
                                            ------------------------------------
                                              Authorized Officer


                                        BNP PARIBAS


                                        By:  /s/ MARIAN LIVINGSTON
                                            ------------------------------------
                                              Authorized Officer


                                        THE SANWA BANK LIMITED


                                        By:  /s/ CLYDE REDFORD
                                            ------------------------------------
                                              Authorized Officer


                                        THE BANK OF NEW YORK


                                        By:  /s/ PETER W. KELLER
                                            ------------------------------------
                                              Authorized Officer


                                        THE FUJI BANK, LIMITED


                                        By:  /s/ MASATOSHI ABE
                                            ------------------------------------
                                              Authorized Officer


                                        DEUTSCHE BANK


                                        By:  /s/ MARCUS M. TARKINGTON
                                            ------------------------------------
                                              Authorized Officer


                                        BANK OF OKLAHOMA


                                        By:  /s/ TERRY D. BLAIN
                                            ------------------------------------
                                              Authorized Officer

                                        NATEXIS BANQUE POPULAIRES


                                        By:  /s/ DONOVAN C. BROUSSARD
                                            ------------------------------------
                                              Authorized Officer


                                        COMERICA BANK


                                        By:  /s/ MARTIN W. WILSON
                                            ------------------------------------
                                              Authorized Officer

                                    ANNEX I

                             MAXIMUM CREDIT AMOUNTS

                                             Percentage         Maximum
Name of Bank                                    Share       Credit Amounts
------------                                 ----------     --------------

The Chase Manhattan Bank                       8.470588      $ 36,000,000

Bank of America, National
Association                                    8.470588      $ 36,000,000

Bank of Montreal                               8.470588      $ 36,000,000

Fleet National Bank                            8.235294      $ 35,000,000

First Union National Bank                      8.235294      $ 35,000,000

Bank One, NA                                   8.235294      $ 35,000,000

Credit Lyonnais New York
Branch                                         8.235294      $ 35,000,000

BNP Paribas                                    7.058824      $ 30,000,000

The Sanwa Bank Limited                         4.941176      $ 21,000,000

The Bank of New York                           4.941176      $ 21,000,000

The Fuji Bank, Limited                         4.941176      $ 21,000,000

Deutsche Bank                                  4.941176      $ 21,000,000

Bank of Oklahoma                               4.941176      $ 21,000,000

NATEXIS Banques Populaires                     4.941176      $ 21,000,000

Comerica Bank                                  4.941176      $ 21,000,000
                                           ------------      ------------

                           Total                    100%     $425,000,000

                                   EXHIBIT A

                               PNB PARIBAS

                               By:  /s/ MARIAN LIVINGSTON
                                   -----------------------------------
                               Name:  Marian Livingston
                             Title: Vice President

                               Lending Office for Base Rate Loans and Eurodollar
                               Loans:


                               ---------------------------------------

                               ---------------------------------------

                               ---------------------------------------
                               Attention:

                              Address for Notices:


                               ---------------------------------------

                               ---------------------------------------

                               ---------------------------------------
                                Telecopier No.:
                               Telephone No.:
                               Attention:

                                With a Copy to:


                               ---------------------------------------

                               ---------------------------------------

                               ---------------------------------------
                                Telecopier No.:
                               Telephone No.:
                               Attention:




                               Signature Page - 9

                             THE SANWA BANK LIMITED

                               By:  /s/ CLYDE L. REDFORD
                                   -----------------------------------
                             Name: Clyde L. Redford
                             Title: Vice President

                               Lending Office for Base Rate Loans and Eurodollar
                               Loans:


                               ---------------------------------------

                               ---------------------------------------

                               ---------------------------------------
                               Attention:

                              Address for Notices:


                               ---------------------------------------

                               ---------------------------------------

                               ---------------------------------------
                                Telecopier No.:
                               Telephone No.:
                               Attention:

                                With a Copy to:


                               ---------------------------------------

                               ---------------------------------------

                               ---------------------------------------
                                Telecopier No.:
                               Telephone No.:
                               Attention:




                              Signature Page - 10

                              THE BANK OF NEW YORK

                               By:  /s/ PETER W. KELLER
                                    -----------------------------------
                             Name: Peter W. Keller
                             Title: Vice President

                               Lending Office for Base Rate Loans and Eurodollar
                               Loans:


                               ---------------------------------------

                               ---------------------------------------

                               ---------------------------------------
                               Attention:

                              Address for Notices:


                               ---------------------------------------

                               ---------------------------------------

                               ---------------------------------------
                                Telecopier No.:
                               Telephone No.:
                               Attention:

                                With a Copy to:


                               ---------------------------------------

                               ---------------------------------------

                               ---------------------------------------
                                Telecopier No.:
                               Telephone No.:
                               Attention:




                              Signature Page - 11

                             THE FUJI BANK, LIMITED

                             By: /s/ MASATOSHI ABE
                                   -----------------------------------
                              Name: Masatoshi Abe
                               Title: Vice President and Manager

                               Lending Office for Base Rate Loans and Eurodollar
                               Loans:


                               ---------------------------------------

                               ---------------------------------------

                               ---------------------------------------
                               Attention:

                              Address for Notices:


                               ---------------------------------------

                               ---------------------------------------

                               ---------------------------------------
                                Telecopier No.:
                               Telephone No.:
                               Attention:

                                With a Copy to:


                               ---------------------------------------

                               ---------------------------------------

                               ---------------------------------------
                                Telecopier No.:
                               Telephone No.:
                               Attention:




                              Signature Page - 12

                                 DEUTSCHE BANK

                               By:  /s/ MARCUS M. TARKINGTON
                                    -----------------------------------
                               Name:  Marcus M. Tarkington
                                Title: Director

                               Lending Office for Base Rate Loans and Eurodollar
                               Loans:


                               ---------------------------------------

                               ---------------------------------------

                               ---------------------------------------
                               Attention:

                              Address for Notices:


                               ---------------------------------------

                               ---------------------------------------

                               ---------------------------------------
                                Telecopier No.:
                               Telephone No.:
                               Attention:

                                With a Copy to:


                               ---------------------------------------

                               ---------------------------------------

                               ---------------------------------------
                                Telecopier No.:
                               Telephone No.:
                               Attention:




                              Signature Page - 13

                                BANK OF OKLAHOMA

                               By:  /s/ CHRIS L. AMBURGY
                                    -----------------------------------
                             Name: Chris L. Amburgy
                             Title: Vice President

                               Lending Office for Base Rate Loans and Eurodollar
                               Loans:


                               ---------------------------------------

                               ---------------------------------------

                               ---------------------------------------
                               Attention:

                              Address for Notices:


                               ---------------------------------------

                               ---------------------------------------

                               ---------------------------------------
                                Telecopier No.:
                               Telephone No.:
                               Attention:

                                With a Copy to:


                               ---------------------------------------

                               ---------------------------------------

                               ---------------------------------------
                                Telecopier No.:
                               Telephone No.:
                               Attention:




                              Signature Page - 14

                               NATEXIS BANQUES POPULAIRES

                               By:  /s/ DONOVAN C. BROUSSARD
                                   -----------------------------------
                               Name:  Donovan C. Broussard
                             Title: Vice President

                               Lending Office for Base Rate Loans and Eurodollar
                               Loans:


                               ---------------------------------------

                               ---------------------------------------

                               ---------------------------------------
                               Attention:

                              Address for Notices:


                               ---------------------------------------

                               ---------------------------------------

                               ---------------------------------------
                                Telecopier No.:
                               Telephone No.:
                               Attention:

                                With a Copy to:


                               ---------------------------------------

                               ---------------------------------------

                               ---------------------------------------
                                Telecopier No.:
                               Telephone No.:
                               Attention:




                              Signature Page - 15

                                 COMERICA BANK

                               By:  /s/ MARTIN W. WILSON
                                    -----------------------------------
                             Name: Martin W. Wilson
                             Title: Vice President

                               Lending Office for Base Rate Loans and Eurodollar
                               Loans:


                               ---------------------------------------

                               ---------------------------------------

                               ---------------------------------------
                               Attention:

                              Address for Notices:


                               ---------------------------------------

                               ---------------------------------------

                               ---------------------------------------
                                Telecopier No.:
                               Telephone No.:
                               Attention:

                                With a Copy to:


                               ---------------------------------------

                               ---------------------------------------

                               ---------------------------------------
                                Telecopier No.:
                               Telephone No.:
                               Attention:



                              Signature Page - 16